UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 18, 2020

TAURIGA SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-53723	30-0791746
(State or other jurisdiction of incorporation)	(Commission File #)	(IRS Employer Identification Number)

555 Madison Avenue, 5th Floor

New York, NY

(Address of principal executive office)

Tel: (917) 796-9926

(Registrant’s telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TAUG	OTCQB

Item 1.01	Entry into a Material Definitive Agreement.

Investment Agreement and Registration Rights Agreement

As previously announced and disclosed on our Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on January 29, 2020, Tauriga Sciences, Inc. (OTCQB stock symbol: TAUG, the “Company”) entered into a $5,000,000 equity line financing agreement (“Investment Agreement”) with Tangiers Global, LLC (“Tangiers”), as well as a registration right agreement related thereto (“Registration Rights Agreement”). The financing is over a maximum period of 36 months. Pursuant to the Registration Rights Agreement, a maximum of 76,000,000 shares of our common stock, par value $.00001 per share (the “Common Stock”) that we may sell to Tangiers from time to time was registered by us on Form S-1 (“Registration Statement”) and declared effective by the SEC on March 16, 2020 under the Securities Act of 1933, as amended, for this financing.

On November 18, 2020, the Company and Tangiers entered into an amendment to the Investment Agreement to reduce the maximum dollar amount that can be sold to Tangiers from $5 million to $3 million dollars (the “Amendment”). The Company will also prepare and file with the SEC a post effective amendment to the Registration Statement to reflect this change to the terms of the Investment Agreement, and to also reduce the maximum number of registered shares that are salable under the Registration Statement from 76 million shares to 43 million shares. As of the date of this Current Report, the Company has sold an aggregate of 13,910,000 registered shares of its Common Stock under the terms of the Investment Agreement. The Amendment to the Investment Agreement and the Amendment to the Registration Rights Agreement are annexed hereto as Exhibits 10.1 and 10.2, respectively, to this current report on Form 8-K and are each incorporated by reference herein.

Item 9.01	Exhibits Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Amendment to Investment Agreement, dated November 18, 2020
10.2	Amendment to Registration Rights Agreement, dated November 18, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2020

TAURIGA SCIENCES, INC.

By:	/s/ Seth M. Shaw
Seth M. Shaw
Chief Executive Officer